EXHIBIT 23.2



                          CONSENT OF INDEPENDENT ACCOUNTANTS


             We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
             March 9, 1999    relating  to  the  consolidated  financial
             statements and financial statement schedule, which appears in El Paso Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

             /s/ PricewaterhouseCoopers LLP
             PricewaterhouseCoopers LLP
             Houston, Texas
             May 20, 1999